                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 18, 1999



                        GREEN TREE FINANCIAL CORPORATION
                     as originator of Home Improvement and
                         Home Equity Loan Trust 1999-A
                         -----------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                  333-63305              41-1859796
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission           (IRS employer
     of incorporation)            file number)         identification No.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 ------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:      (651) 293-3400
                                                   --------------------------



                                Not Applicable
-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On March 18, 1999, the Registrant sold approximately $1,200,000,000 of Certificates for Home Equity Loans, Series 1999-A (the "Certificates"), evidencing beneficial ownership interests in Home Equity Loan Trust 1999-A (the "Trust"). The Trust property consists primarily of a pool comprised of closed-end home equity loans (the "Home Equity Loans"), including the right to receive payments due on the Contracts on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of February 1, 1999.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                   4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank Trust National Association, as Trustee, dated as of February 1, 1999 (without Exhibits L-1, L2 and L-3) creating a trust entitled Home Equity Loan Trust 1999-A.

                   5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                   8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREEN TREE FINANCIAL CORPORATION
                                         as originator of Home Improvement
                                         and Home Equity Loan Trust 1999-A


                                         By:
                                            -----------------------------------
                                            Joel H. Gottesman
                                            Senior Vice President, General
                                            Counsel and Secretary

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                               INDEX TO EXHIBITS

Exhibit
Number                                                              Page
-------                                                             ----

 4.1       Pooling and Servicing Agreement between          Filed Electronically
           Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank Trust National
           Association, as Trustee, dated as of August
           1, 1998 (without Exhibits L-1, L-2 and L-3) creating a trust entitled Home Improvement and Home Equity Loan Trust 1999-A

5.1        Opinion of Dorsey & Whitney LLP with respect     Filed Electronically
           to legality

8.1        Opinion and Consent of Dorsey & Whitney LLP      Filed Electronically
           with respect to tax matters.